                                                                    Exhibit 99.3
--------------------------------------------------------------------------------
                                                        Monthly Operating Report
-----------------------------------------------
CASE NAME: Kitty Hawk Charters, Inc.                 ACCRUAL BASIS
-----------------------------------------------

-----------------------------------------------
CASE NUMBER: 400-42143-BJH                                   02/13/95, RWD, 2/96
-----------------------------------------------

-----------------------------------------------
JUDGE: Barbara J. Houser
-----------------------------------------------


                        UNITED STATES BANKRUPTCY COURT

                          NORTHERN DISTRICT OF TEXAS

                                SIXTH DIVISION

                           MONTHLY OPERATING REPORT

                         MONTH ENDING: AUGUST 31, 2001


IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE  PARTY:

/s/ Drew Keith                                    Chief Financial Officer
-----------------------------------------     -------------------------------
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY                    TITLE

Drew Keith                                               9/20/2001
-----------------------------------------     -------------------------------
PRINTED NAME OF RESPONSIBLE PARTY                          DATE

PREPARER:

/s/ Jessica L. Wilson                             Chief Accounting Officer
-----------------------------------------     -------------------------------
ORIGINAL SIGNATURE OF PREPARER                             TITLE

Jessica L. Wilson                                        9/20/2001
-----------------------------------------     -------------------------------
PRINTED NAME OF PREPARER                                   DATE

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                Monthly Operating Report

------------------------------------------
CASE NAME: Kitty Hawk Charters, Inc.                           ACCRUAL BASIS-1
------------------------------------------

------------------------------------------
CASE NUMBER: 400-42143-BJH                      02/13/95, RWD, 2/96
------------------------------------------

-------------------------------------------------------------------
COMPARATIVE BALANCE SHEET
---------------------------------------------------------------------------------------------------------------------------------
                                                          SCHEDULE                MONTH                MONTH            MONTH
                                                                      -----------------------------------------------------------
ASSETS                                                     AMOUNT               July 2001            August 2001
---------------------------------------------------------------------------------------------------------------------------------
1.        UNRESTRICTED CASH                             $    15,476             $    48,442           $    37,064             $0
---------------------------------------------------------------------------------------------------------------------------------
2.        RESTRICTED CASH                                                                             $         0             $0
---------------------------------------------------------------------------------------------------------------------------------
3.        TOTAL CASH                                    $    15,476             $    48,442           $    37,064             $0
---------------------------------------------------------------------------------------------------------------------------------
4.        ACCOUNTS RECEIVABLE (NET)                     $13,356,789             $ 2,863,311           $ 2,723,013             $0
---------------------------------------------------------------------------------------------------------------------------------
5.        INVENTORY                                                             $ 4,485,303           $ 4,427,708             $0
---------------------------------------------------------------------------------------------------------------------------------
6.        NOTES RECEIVABLE                                                      $         0           $         0             $0
---------------------------------------------------------------------------------------------------------------------------------
7.        PREPAID EXPENSES                                                      $   123,241           $   103,362             $0
---------------------------------------------------------------------------------------------------------------------------------
8.        OTHER (ATTACH LIST)                           $37,290,970             $50,368,094           $53,614,761             $0
---------------------------------------------------------------------------------------------------------------------------------
9.        TOTAL CURRENT ASSETS                          $50,663,235             $57,888,391           $60,905,908             $0
---------------------------------------------------------------------------------------------------------------------------------
10.       PROPERTY, PLANT & EQUIPMENT                   $17,083,867             $16,872,862           $13,409,703             $0
---------------------------------------------------------------------------------------------------------------------------------
11.       LESS:  ACCUMULATED
          DEPRECIATION / DEPLETION                                              $ 8,342,086           $ 6,806,441             $0
---------------------------------------------------------------------------------------------------------------------------------
12.       NET PROPERTY, PLANT &
          EQUIPMENT                                     $17,083,867             $ 8,530,776           $ 6,603,262             $0
---------------------------------------------------------------------------------------------------------------------------------
13.       DUE FROM INSIDERS                                                     $         0           $         0             $0
---------------------------------------------------------------------------------------------------------------------------------
14.       OTHER ASSETS - NET OF
          AMORTIZATION (ATTACH LIST)                                            $         0           $         0             $0
---------------------------------------------------------------------------------------------------------------------------------
15.       OTHER (ATTACH LIST)
---------------------------------------------------------------------------------------------------------------------------------
16.       TOTAL ASSETS                                  $67,747,102             $66,419,167           $67,509,170             $0
---------------------------------------------------------------------------------------------------------------------------------
POSTPETITION LIABILITIES
---------------------------------------------------------------------------------------------------------------------------------
17.       ACCOUNTS PAYABLE                                                      $   369,766           $   380,639             $0
---------------------------------------------------------------------------------------------------------------------------------
18.       TAXES PAYABLE                                                           ($888,265)            ($447,135)            $0
---------------------------------------------------------------------------------------------------------------------------------
19.       NOTES PAYABLE                                                         $         0           $         0             $0
---------------------------------------------------------------------------------------------------------------------------------
20.       PROFESSIONAL FEES                                                     $         0           $         0             $0
---------------------------------------------------------------------------------------------------------------------------------
21.       SECURED DEBT                                                          $         0           $         0             $0
---------------------------------------------------------------------------------------------------------------------------------
22.       OTHER (ATTACH LIST)                                                   $ 1,069,613           $ 1,251,850             $0
---------------------------------------------------------------------------------------------------------------------------------
23.       TOTAL POSTPETITION
          LIABILITIES                                                           $   551,114           $ 1,185,354             $0
---------------------------------------------------------------------------------------------------------------------------------
PREPETITION LIABILITIES
---------------------------------------------------------------------------------------------------------------------------------
24.       SECURED DEBT                                  $   152,776             $         0           $         0             $0
---------------------------------------------------------------------------------------------------------------------------------
25.       PRIORITY DEBT                                 $   380,384             $         0           $         0             $0
---------------------------------------------------------------------------------------------------------------------------------
26.       UNSECURED DEBT                                $10,596,326             $18,168,823           $18,168,823             $0
---------------------------------------------------------------------------------------------------------------------------------
27.       OTHER (ATTACH LIST)                                                   $         0           $         0             $0
---------------------------------------------------------------------------------------------------------------------------------
28.       TOTAL PREPETITION LIABILITIES                 $11,129,486             $18,168,823           $18,168,823             $0
---------------------------------------------------------------------------------------------------------------------------------
29.       TOTAL LIABILITIES                             $11,129,486             $18,719,937           $19,354,177             $0
---------------------------------------------------------------------------------------------------------------------------------
EQUITY
---------------------------------------------------------------------------------------------------------------------------------
30.       PREPETITION OWNERS' EQUITY                                            $49,811,125           $49,811,125             $0
---------------------------------------------------------------------------------------------------------------------------------
31.       POSTPETITION CUMULATIVE
          PROFIT OR (LOSS)                                                      ($2,111,895)          ($1,656,132)            $0
---------------------------------------------------------------------------------------------------------------------------------
32.       DIRECT CHARGES TO EQUITY
          (ATTACH EXPLANATION)
--------------------------------------------------------------------------------------------------------------------------------
33.       TOTAL EQUITY                                  $         0             $47,699,230           $48,154,993             $0
--------------------------------------------------------------------------------------------------------------------------------
34.       TOTAL LIABILITIES &
          OWNERS' EQUITY                                $11,129,486             $66,419,167           $67,509,170             $0
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                      Monthly Operating Report

---------------------------------------------
CASE NAME:  Kitty Hawk Charters, Inc.            ACCRUAL BASIS-2
---------------------------------------------

---------------------------------------------
CASE NUMBER: 400-42143-BJH                            02/13/95, RWD, 2/96
---------------------------------------------

---------------------------------------------
INCOME STATEMENT
----------------------------------------------------------------------------------------------------------------------------------
                                                           MONTH                  MONTH               MONTH             QUARTER
                                                    -----------------------------------------------------------
REVENUES                                                 July 2001              August 2001                              TOTAL
----------------------------------------------------------------------------------------------------------------------------------
1.      GROSS REVENUES                                   $1,001,896             $1,608,165                  $0         $2,610,061
----------------------------------------------------------------------------------------------------------------------------------
2.      LESS: RETURNS & DISCOUNTS                        $        0             $        0                  $0         $        0
----------------------------------------------------------------------------------------------------------------------------------
3.      NET REVENUE                                      $1,001,896             $1,608,165                  $0         $2,610,061
----------------------------------------------------------------------------------------------------------------------------------
COST OF GOODS SOLD
----------------------------------------------------------------------------------------------------------------------------------
4.      MATERIAL                                         $        0             $        0                  $0         $        0
----------------------------------------------------------------------------------------------------------------------------------
5.      DIRECT LABOR                                     $        0             $        0                  $0         $        0
----------------------------------------------------------------------------------------------------------------------------------
6.      DIRECT OVERHEAD                                  $        0             $        0                  $0         $        0
----------------------------------------------------------------------------------------------------------------------------------
7.      TOTAL COST OF GOODS SOLD                         $        0             $        0                  $0         $        0
----------------------------------------------------------------------------------------------------------------------------------
8.      GROSS PROFIT                                     $1,001,896             $1,608,165                  $0         $2,610,061
----------------------------------------------------------------------------------------------------------------------------------
OPERATING EXPENSES
----------------------------------------------------------------------------------------------------------------------------------
9.      OFFICER / INSIDER COMPENSATION                   $   10,000             $   10,000                  $0         $   20,000
----------------------------------------------------------------------------------------------------------------------------------
10.     SELLING & MARKETING                              $        0             $        0                  $0         $        0
----------------------------------------------------------------------------------------------------------------------------------
11.     GENERAL & ADMINISTRATIVE                         $   64,344             $   90,446                  $0         $  154,790
----------------------------------------------------------------------------------------------------------------------------------
12.     RENT & LEASE                                     $        0             $        0                  $0         $        0
----------------------------------------------------------------------------------------------------------------------------------
13.     OTHER (ATTACH LIST)                              $  777,567             $1,306,637                  $0         $2,084,204
----------------------------------------------------------------------------------------------------------------------------------
14.     TOTAL OPERATING EXPENSES                         $  851,911             $1,407,083                  $0         $2,258,994
----------------------------------------------------------------------------------------------------------------------------------
15.     INCOME BEFORE NON-OPERATING
        INCOME & EXPENSE                                 $  149,985             $  201,082                  $0         $  351,067
----------------------------------------------------------------------------------------------------------------------------------
OTHER INCOME & EXPENSES
----------------------------------------------------------------------------------------------------------------------------------
16.     NON-OPERATING INCOME (ATT. LIST)                 $        0             $        0                  $0         $        0
----------------------------------------------------------------------------------------------------------------------------------
17.     NON-OPERATING EXPENSE (ATT. LIST)                $        0             $        0                  $0         $        0
----------------------------------------------------------------------------------------------------------------------------------
18.     INTEREST EXPENSE                                 $       92             $        0                  $0         $       92
----------------------------------------------------------------------------------------------------------------------------------
19.     DEPRECIATION / DEPLETION                         $  171,696             $  169,758                  $0         $  341,454
----------------------------------------------------------------------------------------------------------------------------------
20.     AMORTIZATION                                     $        0             $        0                  $0         $        0
----------------------------------------------------------------------------------------------------------------------------------
21.     OTHER (ATTACH LIST)                               ($300,055)             ($840,904)                 $0        ($1,140,959)
----------------------------------------------------------------------------------------------------------------------------------
22.     NET OTHER INCOME & EXPENSES                       ($128,267)             ($671,146)                 $0          ($799,413)
----------------------------------------------------------------------------------------------------------------------------------
REORGANIZATION EXPENSES
----------------------------------------------------------------------------------------------------------------------------------
23.     PROFESSIONAL FEES                                $      371             $        0                  $0         $      371
----------------------------------------------------------------------------------------------------------------------------------
24.     U.S. TRUSTEE FEES                                $        0             $        0                  $0         $        0
----------------------------------------------------------------------------------------------------------------------------------
25.     OTHER (ATTACH LIST)                              $        0             $        0                  $0         $        0
----------------------------------------------------------------------------------------------------------------------------------
26.     TOTAL REORGANIZATION EXPENSES                    $      371             $        0                  $0         $      371
----------------------------------------------------------------------------------------------------------------------------------
27.     INCOME TAX                                       $  120,011             $  416,465                  $0         $  536,476
----------------------------------------------------------------------------------------------------------------------------------
28.     NET PROFIT (LOSS)                                $  157,870               $455,763                  $0         $  613,633
----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

------------------------------------------
CASE NAME:  Kitty Hawk Charters, Inc.            ACCRUAL BASIS-3
------------------------------------------

------------------------------------------
CASE NUMBER: 400-42143-BJH                             02/13/95, RWD, 2/96
------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
CASH RECEIPTS AND                                            MONTH                MONTH              MONTH        QUARTER
                                                    -----------------------------------------------------------
DISBURSEMENTS                                              July 2001            August 2001                        TOTAL
----------------------------------------------------------------------------------------------------------------------------------
1.      CASH - BEGINNING OF MONTH                                $  100,977           $   48,442             $0        $  100,977
----------------------------------------------------------------------------------------------------------------------------------
RECEIPTS FROM OPERATIONS
----------------------------------------------------------------------------------------------------------------------------------
2.      CASH SALES                                               $        0           $        0             $0        $        0
----------------------------------------------------------------------------------------------------------------------------------
COLLECTION ACCOUNTS RECEIVABLE
----------------------------------------------------------------------------------------------------------------------------------
3.      PREPETITION                                              $        0           $        0             $0        $        0
----------------------------------------------------------------------------------------------------------------------------------
4.      POSTPETITION                                             $1,841,503           $1,117,054             $0        $2,958,557
----------------------------------------------------------------------------------------------------------------------------------
5.      TOTAL OPERATING                                          $1,841,503           $1,117,054             $0        $2,958,557
----------------------------------------------------------------------------------------------------------------------------------
NON - OPERATING RECEIPTS
----------------------------------------------------------------------------------------------------------------------------------
6.      LOANS & ADVANCES (ATTACH LIST)                           $        0           $        0             $0        $        0
----------------------------------------------------------------------------------------------------------------------------------
7.      SALE OF ASSETS                                           $        0           $  591,822             $0        $  591,822
----------------------------------------------------------------------------------------------------------------------------------
8.      OTHER (ATTACH LIST)                                     ($1,894,038)         ($1,720,254)            $0       ($3,614,292)
----------------------------------------------------------------------------------------------------------------------------------
9.      TOTAL NON-OPERATING RECEIPTS                            ($1,894,038)         ($1,128,432)            $0       ($3,022,470)
----------------------------------------------------------------------------------------------------------------------------------
10.     TOTAL RECEIPTS                                             ($52,535)            ($11,378)            $0          ($63,913)
----------------------------------------------------------------------------------------------------------------------------------
11.     TOTAL CASH AVAILABLE                                     $   48,442           $   37,064             $0        $   37,064
----------------------------------------------------------------------------------------------------------------------------------
OPERATING DISBURSEMENTS
----------------------------------------------------------------------------------------------------------------------------------
12.     NET PAYROLL                                              $        0           $        0             $0        $        0
----------------------------------------------------------------------------------------------------------------------------------
13.     PAYROLL TAXES PAID                                       $        0           $        0             $0        $        0
----------------------------------------------------------------------------------------------------------------------------------
14.     SALES, USE & OTHER TAXES PAID                            $        0           $        0             $0        $        0
----------------------------------------------------------------------------------------------------------------------------------
15.     SECURED / RENTAL / LEASES                                $        0           $        0             $0        $        0
----------------------------------------------------------------------------------------------------------------------------------
16.     UTILITIES                                                $        0           $        0             $0        $        0
----------------------------------------------------------------------------------------------------------------------------------
17.     INSURANCE                                                $        0           $        0             $0        $        0
----------------------------------------------------------------------------------------------------------------------------------
18.     INVENTORY PURCHASES                                      $        0           $        0             $0        $        0
----------------------------------------------------------------------------------------------------------------------------------
19.     VEHICLE EXPENSES                                         $        0           $        0             $0        $        0
----------------------------------------------------------------------------------------------------------------------------------
20.     TRAVEL                                                   $        0           $        0             $0        $        0
----------------------------------------------------------------------------------------------------------------------------------
21.     ENTERTAINMENT                                            $        0           $        0             $0        $        0
----------------------------------------------------------------------------------------------------------------------------------
22.     REPAIRS & MAINTENANCE                                    $        0           $        0             $0        $        0
----------------------------------------------------------------------------------------------------------------------------------
23.     SUPPLIES                                                 $        0           $        0             $0        $        0
----------------------------------------------------------------------------------------------------------------------------------
24.     ADVERTISING                                              $        0           $        0             $0        $        0
----------------------------------------------------------------------------------------------------------------------------------
25.     OTHER (ATTACH LIST)                                      $        0           $        0             $0        $        0
----------------------------------------------------------------------------------------------------------------------------------
26.     TOTAL OPERATING DISBURSEMENTS                            $        0           $        0             $0        $
----------------------------------------------------------------------------------------------------------------------------------
REORGANIZATION EXPENSES
----------------------------------------------------------------------------------------------------------------------------------
27.     PROFESSIONAL FEES                                        $        0           $        0             $0        $        0
----------------------------------------------------------------------------------------------------------------------------------
28.     U.S. TRUSTEE FEES                                        $        0           $        0             $0        $        0
----------------------------------------------------------------------------------------------------------------------------------
29.     OTHER (ATTACH LIST)                                      $        0           $        0             $0        $        0
----------------------------------------------------------------------------------------------------------------------------------
30.     TOTAL REORGANIZATION EXPENSES                            $        0           $        0             $0        $        0
----------------------------------------------------------------------------------------------------------------------------------
31.     TOTAL DISBURSEMENTS                                      $        0           $        0             $0        $        0
----------------------------------------------------------------------------------------------------------------------------------
32.     NET CASH FLOW                                              ($52,535)            ($11,378)            $0          ($63,913)
----------------------------------------------------------------------------------------------------------------------------------
33.     CASH - END OF MONTH                                      $   48,442           $   37,064             $0        $   37,064
----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report


---------------------------------------------
CASE NAME: Kitty Hawk Charters, Inc.                   ACCRUAL BASIS-4
---------------------------------------------

---------------------------------------------
CASE NUMBER: 400-42143-BJH                                02/13/95, RWD, 2/96
---------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                    SCHEDULE              MONTH             MONTH           MONTH
------------------------------------------------------------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE AGING                                            AMOUNT              July 2001        August 2001
------------------------------------------------------------------------------------------------------------------------------------
1.        0-30                                                                         $  824,129        $1,300,826              $0
------------------------------------------------------------------------------------------------------------------------------------
2.        31-60                                                                        $  817,298        $  431,366              $0
------------------------------------------------------------------------------------------------------------------------------------
3.        61-90                                                                        $  135,137        $  189,355              $0
------------------------------------------------------------------------------------------------------------------------------------
4.        91+                                                                          $1,086,747        $  801,466              $0
------------------------------------------------------------------------------------------------------------------------------------
5.        TOTAL ACCOUNTS RECEIVABLE                                        $0          $2,863,311        $2,723,013              $0
------------------------------------------------------------------------------------------------------------------------------------
6.        AMOUNT CONSIDERED UNCOLLECTIBLE                                              $        0        $        0              $0
------------------------------------------------------------------------------------------------------------------------------------
7.        ACCOUNTS RECEIVABLE (NET)                                        $0          $2,863,311        $2,723,013              $0
------------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------
AGING OF POSTPETITION TAXES AND PAYABLES                                                   MONTH:       August 2001
                                                                                                  ----------------------------------
                                                         0-30           31-60               61-90              91+
TAXES  PAYABLE                                           DAYS           DAYS                DAYS              DAYS            TOTAL
------------------------------------------------------------------------------------------------------------------------------------
1.        FEDERAL                                    ($488,544)        $    0             $     0          $      0       ($488,544)
------------------------------------------------------------------------------------------------------------------------------------
2.        STATE                                       $ 41,409         $    0             $     0          $      0        $ 41,409
------------------------------------------------------------------------------------------------------------------------------------
3.        LOCAL                                       $      0         $    0             $     0          $      0        $      0
------------------------------------------------------------------------------------------------------------------------------------
4.        OTHER (ATTACH LIST)                         $      0         $    0             $     0          $      0        $      0
------------------------------------------------------------------------------------------------------------------------------------
5.        TOTAL TAXES PAYABLE                        ($447,135)        $    0             $     0          $      0       ($447,135)
------------------------------------------------------------------------------------------------------------------------------------
6.        ACCOUNTS PAYABLE                            $ 59,989        ($6,495)            $39,552          $287,593        $380,639
------------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------
STATUS OF POSTPETITION TAXES                                                               MONTH:        August 2001
                                                                                                  ----------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                                                                  BEGINNING            AMOUNT                            ENDING
                                                                     TAX            WITHHELD AND/        AMOUNT            TAX
FEDERAL                                                           LIABILITY*          0R ACCRUED           PAID          LIABILITY
------------------------------------------------------------------------------------------------------------------------------------
1.        WITHHOLDING**                                              $      0            $155,707          $155,707        $      0
------------------------------------------------------------------------------------------------------------------------------------
2.        FICA-EMPLOYEE**                                            $      0            $      0          $      0        $      0
------------------------------------------------------------------------------------------------------------------------------------
3.        FICA-EMPLOYER**                                            $      0            $      0          $      0        $      0
------------------------------------------------------------------------------------------------------------------------------------
4.        UNEMPLOYMENT                                               $      0            $      0          $      0        $      0
------------------------------------------------------------------------------------------------------------------------------------
5.        INCOME                                                    ($905,009)           $416,465          $      0       ($488,544)
------------------------------------------------------------------------------------------------------------------------------------
6.        OTHER (ATTACH LIST)                                        $      0            $      0          $      0        $      0
------------------------------------------------------------------------------------------------------------------------------------
7.        TOTAL FEDERAL TAXES                                       ($905,009)           $572,172          $155,707       ($488,544)
------------------------------------------------------------------------------------------------------------------------------------
STATE AND LOCAL
------------------------------------------------------------------------------------------------------------------------------------
8.        WITHHOLDING                                                $      0             $     0          $      0        $      0
------------------------------------------------------------------------------------------------------------------------------------
9.        SALES                                                      $    324             $     0          $      0        $    324
------------------------------------------------------------------------------------------------------------------------------------
10.       EXCISE                                                     $ 16,420             $24,665          $      0        $ 41,085
------------------------------------------------------------------------------------------------------------------------------------
11.       UNEMPLOYMENT                                               $      0             $     0          $      0        $      0
------------------------------------------------------------------------------------------------------------------------------------
12.       REAL PROPERTY                                              $      0             $     0          $      0        $      0
------------------------------------------------------------------------------------------------------------------------------------
13.       PERSONAL PROPERTY                                          $      0             $     0          $      0        $      0
------------------------------------------------------------------------------------------------------------------------------------
14.       OTHER (ATTACH LIST)                                        $      0             $     0          $      0        $      0
------------------------------------------------------------------------------------------------------------------------------------
15.       TOTAL STATE & LOCAL                                        $ 16,744             $24,665          $      0        $ 41,409
--------------------------------------------------------------------- --------------------------------------------------------------
16.       TOTAL TAXES                                               ($888,265)           $596,837          $155,707       ($447,135)
------------------------------------------------------------------------------------------------------------------------------------

* The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

----------------------------------------------
CASE NAME:  Kitty Hawk Charters, Inc.                ACCRUAL BASIS-5
----------------------------------------------

----------------------------------------------
CASE NUMBER: 400-42143-BJH                              02/13/95, RWD, 2/96
----------------------------------------------


The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                                                   MONTH:       August 2001
                                                                          ----------------------------------------------------------
----------------------------------------------------
BANK RECONCILIATIONS
                                                        Account #1              Account #2          Account #3
------------------------------------------------------------------------------------------------------------------------------------
A.         BANK:                                         Bank One                Sun Trust
                                                    --------------------------------------------------------------
B.         ACCOUNT NUMBER:                              100128198                5572932                            TOTAL
                                                    --------------------------------------------------------------
C.         PURPOSE (TYPE):                               Deposit                Operating
------------------------------------------------------------------------------------------------------------------------------------
1.        BALANCE PER BANK STATEMENT                               $    0                 $12,062                           $12,062
------------------------------------------------------------------------------------------------------------------------------------
2.        ADD: TOTAL DEPOSITS NOT CREDITED                         $    0                 $     0                           $     0
------------------------------------------------------------------------------------------------------------------------------------
3.        SUBTRACT: OUTSTANDING CHECKS                             $    0                 $     0                           $     0
------------------------------------------------------------------------------------------------------------------------------------
4.        OTHER RECONCILING ITEMS                                  $9,619                 $     0                           $ 9,619
------------------------------------------------------------------------------------------------------------------------------------
5.        MONTH END BALANCE PER BOOKS                              $9,619                 $12,062              $0           $21,681
------------------------------------------------------------------------------------------------------------------------------------
6.        NUMBER OF LAST CHECK WRITTEN                   No checks               No checks
------------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------
INVESTMENT ACCOUNTS
------------------------------------------------------------------------------------------------------------------------------------
                                                          DATE OF                 TYPE OF            PURCHASE       CURRENT
BANK, ACCOUNT NAME & NUMBER                              PURCHASE               INSTRUMENT            PRICE          VALUE
------------------------------------------------------------------------------------------------------------------------------------
7.        N/A
------------------------------------------------------------------------------------------------------------------------------------
8.        N/A
------------------------------------------------------------------------------------------------------------------------------------
9.        N/A
------------------------------------------------------------------------------------------------------------------------------------
10.       N/A
------------------------------------------------------------------------------------------------------------------------------------
11.       TOTAL  INVESTMENTS                                                                                   $0                $0
------------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------
CASH
------------------------------------------------------------------------------------------------------------------------------------
12.       CURRENCY ON HAND                                                                                                  $15,383
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
13.       TOTAL  CASH  -  END  OF MONTH                                                                                     $37,064
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report


----------------------------------------
CASE  NAME:  Kitty Hawk Charters, Inc.             ACCRUAL BASIS-6
----------------------------------------
----------------------------------------
CASE  NUMBER: 400-42143-BJH                            02/13/95, RWD, 2/96
----------------------------------------

                                               MONTH:  August 2001

----------------------------------------
PAYMENTS TO INSIDERS AND PROFESSIONALS
----------------------------------------

OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

------------------------------------------------------------------------------------------
                                            INSIDERS
------------------------------------------------------------------------------------------
                                         TYPE OF       AMOUNT            TOTAL PAID
                NAME                     PAYMENT        PAID               TO DATE
------------------------------------------------------------------------------------------
1.     Toby Skaar               Salary                       $     0            $  4,808
------------------------------------------------------------------------------------------
2.     Doug Kalitta             Salary                       $10,000            $175,000
------------------------------------------------------------------------------------------
3.     N/A
------------------------------------------------------------------------------------------
4.     N/A
------------------------------------------------------------------------------------------
5.     N/A
------------------------------------------------------------------------------------------
6.     TOTAL PAYMENTS
       TO INSIDERS                                           $10,000            $179,808
------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                            PROFESSIONALS
-----------------------------------------------------------------------------------------------------------------------------------
                                      DATE OF COURT                                                                   TOTAL
                                    ORDER AUTHORIZING           AMOUNT              AMOUNT        TOTAL PAID        INCURRED
                     NAME                PAYMENT               APPROVED              PAID          TO DATE         & UNPAID *
-----------------------------------------------------------------------------------------------------------------------------------
1.     N/A
-----------------------------------------------------------------------------------------------------------------------------------
2.     N/A
-----------------------------------------------------------------------------------------------------------------------------------
3.     N/A
-----------------------------------------------------------------------------------------------------------------------------------
4.     N/A
-----------------------------------------------------------------------------------------------------------------------------------
5.     N/A
-----------------------------------------------------------------------------------------------------------------------------------
6.     TOTAL PAYMENTS
       TO PROFESSIONALS                                              $0                  $0              $0               $0
-----------------------------------------------------------------------------------------------------------------------------------

* INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED

--------------------------------------------------------------------------------
POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE
PROTECTION PAYMENTS
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                                                               SCHEDULED            AMOUNTS
                                                                MONTHLY              PAID           TOTAL
                                                               PAYMENTS             DURING          UNPAID
                    NAME OF CREDITOR                              DUE                MONTH       POSTPETITION
----------------------------------------------------------------------------------------------------------------
1.     N/A
----------------------------------------------------------------------------------------------------------------
2.     N/A
----------------------------------------------------------------------------------------------------------------
3.     N/A
----------------------------------------------------------------------------------------------------------------
4.     N/A
----------------------------------------------------------------------------------------------------------------
5.     N/A
----------------------------------------------------------------------------------------------------------------
6.     TOTAL
----------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report


-------------------------------------------
CASE NAME:  Kitty Hawk Charters, Inc.                ACCRUAL  BASIS-7
-------------------------------------------

-------------------------------------------
CASE NUMBER: 400-42143-BJH                              02/13/95, RWD, 2/96
-------------------------------------------


                                                     MONTH:  August 2001
                                                            --------------------

------------------------------
QUESTIONNAIRE

---------------------------------------------------------------------------------------------------
                                                                     YES               NO
--------------------------------------------------------------------------------------------------
1.      HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE
        THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?          X
--------------------------------------------------------------------------------------------------
2.      HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT
        OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?                                     X
--------------------------------------------------------------------------------------------------
3.      ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR
        LOANS) DUE FROM RELATED PARTIES?                                               X
--------------------------------------------------------------------------------------------------
4.      HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES
        THIS REPORTING PERIOD?                                                         X
--------------------------------------------------------------------------------------------------
5.      HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE
        DEBTOR FROM ANY PARTY?                                                         X
--------------------------------------------------------------------------------------------------
6.      ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?                                   X
--------------------------------------------------------------------------------------------------
7.      ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES
        PAST DUE?                                                                      X
--------------------------------------------------------------------------------------------------
8.      ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?                               X
--------------------------------------------------------------------------------------------------
9.      ARE ANY OTHER POSTPETITION TAXES PAST DUE?                                     X
--------------------------------------------------------------------------------------------------
10.     ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS
        DELINQUENT?                                                                    X
--------------------------------------------------------------------------------------------------
11.     HAVE ANY PREPETITION TAXES BEEN PAID DURING THE
        REPORTING PERIOD?                                                              X
--------------------------------------------------------------------------------------------------
12.     ARE ANY WAGE PAYMENTS PAST DUE?                                                X
--------------------------------------------------------------------------------------------------

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED
EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.
Item 1 - The Company has shut down the KH Turbines operating unit of KH
--------------------------------------------------------------------------------
Charters. Assets are being sold to third parties and through auction to be held
--------------------------------------------------------------------------------
in October. One aircraft of KH Charters and one engine were sold during the
--------------------------------------------------------------------------------
month. All proceeds for asset sales have been remitted to Wells Fargo Bank in
--------------------------------------------------------------------------------
accordance with court orders.
--------------------------------------------------------------------------------

------------------------------
INSURANCE
---------------------------------------------------------------------------------------------------
                                                                      YES               NO
---------------------------------------------------------------------------------------------------
1.      ARE  WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER
        NECESSARY INSURANCE COVERAGES IN EFFECT?                       X
---------------------------------------------------------------------------------------------------
2.      ARE ALL PREMIUM PAYMENTS PAID CURRENT?                         X
---------------------------------------------------------------------------------------------------
3.      PLEASE ITEMIZE POLICIES BELOW.
---------------------------------------------------------------------------------------------------

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES HAVE
BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN
EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                             INSTALLMENT  PAYMENTS
-----------------------------------------------------------------------------------------------------------------------------
             TYPE OF                                                                                PAYMENT AMOUNT
              POLICY                           CARRIER                      PERIOD COVERED           & FREQUENCY
-----------------------------------------------------------------------------------------------------------------------------
        See Kitty Hawk, Inc. Case #400-42141
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

================================================================================
--------------------------------------------
CASE NAME: Kitty Hawk Charters, Inc.              FOOTNOTES SUPPLEMENT
--------------------------------------------

--------------------------------------------
CASE NUMBER: 400-42143-BJH                         ACCRUAL BASIS
--------------------------------------------

                                     MONTH:            August 2001
                                           -----------------------------------


----------------------------------------------------------------------------------------------------------------------------
 ACCRUAL BASIS FORM NUMBER    LINE NUMBER                               FOOTNOTE / EXPLANATION
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
           6                                All Professional fees related to the Reorganization of the
----------------------------------------------------------------------------------------------------------------------------
                                              Company are disbursed out of Kitty Hawk, Inc. (Parent
----------------------------------------------------------------------------------------------------------------------------
                                              Company). Refer to Case # 400-42141
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
           7                                All insurance plans related to the Company are carried
----------------------------------------------------------------------------------------------------------------------------
                                              at Kitty Hawk, Inc. (Parent Company). Refer to Case #
----------------------------------------------------------------------------------------------------------------------------
                                              400-42141.
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
           3                       3        The current general ledger system is not able to provide a detail of
----------------------------------------------------------------------------------------------------------------------------
                                               customer cash receipts segregated by prepetion accounts receivable
----------------------------------------------------------------------------------------------------------------------------
                                               and post petition accounts receivable. Therefore, cash receipts
----------------------------------------------------------------------------------------------------------------------------
                                               is provided in total for the month.
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
           3                       8        All cash received into the Company cash accounts is swept
----------------------------------------------------------------------------------------------------------------------------
                                               each night to Kitty Hawk, Inc. Master Account (see Case
----------------------------------------------------------------------------------------------------------------------------
                                               #400-42141).
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
           3                       31       All disbursements (either by wire transfer or check), including payroll are
----------------------------------------------------------------------------------------------------------------------------
                                               disbursed out of the Kitty Hawk, Inc. controlled disbursement
----------------------------------------------------------------------------------------------------------------------------
                                               account.
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
           4                       6        All assessment of uncollectible accounts receivable are done
----------------------------------------------------------------------------------------------------------------------------
                                               at Kitty Hawk, Inc. Refer to Case #400-4214. All reserves
----------------------------------------------------------------------------------------------------------------------------
                                               are recorded at Inc. and pushed down to Inc.'s subsidiaries
----------------------------------------------------------------------------------------------------------------------------
                                               as deemed necessary.
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
           4                       6        Accounts payable on the aging are in the 60 and 90 day categories due to wire
----------------------------------------------------------------------------------------------------------------------------
                                               transfers sent as prepayment on Kitty Hawk Inc. (Case #400-42141) A/P
----------------------------------------------------------------------------------------------------------------------------
                                               aging and invoices on Kitty Hawk Charters Aging. Company is working on
----------------------------------------------------------------------------------------------------------------------------
                                               clearing these items.
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
           3                       28       All payments are made by Kitty Hawk, Inc. (Case #400-42141)
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------

CASE NAME: Kitty Hawk Charters, Inc.

CASE NUMBER: 400-42143


Details of Other Items

ACCRUAL BASIS-1                                                                 August 2001

8.    OTHER (ATTACH LIST)                                                                 $  53,614,761  Reported
                                                                    -----------------------------------
           Intercompany Receivables                                                          51,296,400
           A/R 401(k) Loan                                                                       (2,996)
           A/R Employees                                                                           (913)
           A/R Clothing Sales                                                                    27,177
           A/R Other                                                                            267,277
           A/R Aging reconciling item                                                           211,940
           A/R Accrued                                                                                -
           A/R Customer Refund                                                                        -
           Aircraft held for Resale                                                           1,665,099
           Fuel Inventory                                                                        (4,486)
           Security Deposit                                                                     155,263
                                                                    -----------------------------------
                                                                                             53,614,761  Detail
                                                                    -----------------------------------
                                                                                                     -   Difference

22.   OTHER (ATTACH LIST)                                                                 $   1,251,850  Reported
                                                                    -----------------------------------
           Customer Deposits                                                                          -
           Accrued charter expenses                                                             450,968
           Accrued Salaries/Wages                                                               207,099
           Accrued 401(k)                                                                        11,720
           A/P Aging reconciling item                                                             5,581
           Misc                                                                                  15,962
           Accrued Fuel                                                                         560,520
                                                                    -----------------------------------
                                                                                              1,251,850  Detail
                                                                    -----------------------------------
                                                                                                     -   Difference

ACCRUAL BASIS-2
13.   OTHER (ATTACH LIST)                                                                 $   1,306,637  Reported
                                                                    -----------------------------------
           Ondemand costs                                                                       138,145
           135 Airline charter costs                                                              8,872
           Parts Lease                                                                                -
           Engine Maintenance                                                                     9,850
           Cost of parts sales                                                                   57,600
           Fuel                                                                                 423,675
           Wages                                                                                565,233
           Travel expense                                                                        13,381
           Insurance                                                                             35,010
           Rotables/Repair/Consumables                                                           33,774
           Shipping                                                                               2,473
           Charts                                                                                 3,268
           Pre-emp testing                                                                            -
           Shop materials/equip rental                                                           15,356
           Maintenance allocation                                                                     -
                                                                    -----------------------------------
                                                                                              1,306,637  Detail
                                                                    -----------------------------------
                                                                                                      -  Difference

ACCRUAL BASIS-2
21.        OTHER (ATTACH LIST)                                                                 (840,904) Reported
                                                                    -----------------------------------
           Gain on sale of asset                                                               (840,871)
           Misc income                                                                              (33)
                                                                    -----------------------------------
                                                                                               (840,904) Detail
                                                                    -----------------------------------
                                                                                                     -   Difference

ACCRUAL BASIS-3
8.    OTHER (ATTACH LIST)                                                                    (1,720,254) Reported
                                                                    -----------------------------------
           Credit card charges                                                                   (7,618)
           Sweeps to Kitty Hawk, Inc.                                                        (1,712,636) Detail
                                                                    -----------------------------------
                                                                                             (1,720,254) Detail
                                                                    -----------------------------------
                                                                                                     -   Difference